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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 21, 2000


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement dated as of November 1, 2000 providing for, inter alia, the issuance of Mortgage Asset- Backed Pass-Through Certificates, Series 2000-RZ2)


                    Residential Asset Mortgage Products, Inc.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-42510                 41-1955181
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)




8400 Normandale Lake Blvd.
        Suite 600
  Minneapolis, Minnesota                                          55437
  ----------------------                                          -----
  (Address of Principal                                        (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 2000 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  RESIDENTIAL ASSET MORTGAGE
                                                  PRODUCTS, INC.


                                                  By: /s/ Julie Steinhagen
                                                     -------------------------
                                                  Name:   Julie Steinhagen
                                                  Title:  Vice President


Dated: December 11, 2000